UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30(SM) Premium & Dividend Income Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Dow 30(SM) Premium & Dividend Income Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders

Dow 30(SM) Premium &
Dividend Income Fund Inc.

--------------------------------------------------------------------------------

Annual Report
December 31, 2006

[LOGO] IQ INVESTMENT                                                 [LOGO]
       ADVISORS                                                      NUVEEN
                                                                     Investments

Dow 30(SM) Premium & Dividend Income Fund Inc.

Portfolio Information as of December 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================
International Business Machines Corp. .....................               6.3%
Boeing Co. ................................................               5.8
Altria Group, Inc. ........................................               5.6
3M Co. ....................................................               5.1
Exxon Mobil Corp. .........................................               5.0
American International Group, Inc. ........................               4.7
Johnson & Johnson .........................................               4.3
The Procter & Gamble Co. ..................................               4.2
United Technologies Corp. .................................               4.1
Caterpillar, Inc. .........................................               4.0
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
================================================================================
Aerospace & Defense .......................................              12.8%
Computers & Peripherals ...................................               9.0
Pharmaceuticals ...........................................               8.8
Industrial Conglomerates ..................................               7.5
Diversified Financial Services ............................               6.8
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                          Total Investments
================================================================================
Industrials ...............................................              24.2%
Consumer Staples ..........................................              15.9
Financials ................................................              15.4
Information Technology ....................................              12.2
Consumer Discretionary ....................................               9.7
Health Care ...............................................               8.8
Materials .................................................               5.1
Energy ....................................................               5.0
Telecommunication Services ................................               4.7
Other* ....................................................              (1.0)
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options written.

      For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Dow Jones Industrial Average, DJIA, Dow 30, Dow Industrials and The Dow are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Dow 30(SM) Premium & Dividend Income Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided to you by Nuveen Asset Management, the Fund's subadviser.

The investment objective of Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.

How did the Fund perform during the fiscal year?

For the 12-month period ended December 31, 2006, the Common Stock of the Fund had a total investment return of +15.54%, based on a change in per share net asset value from $19.13 to $20.14, and assuming reinvestment of all distributions paid during the period. For comparative purposes, during the same period, the unmanaged Dow Jones Industrial Average(SM) ("DJIA(SM)") returned +19.05% (including reinvestment of any dividends) and the Chicago Board Options Exchange DJIA BuyWrite Index ("BXD(SM) Index") returned +12.69%. During the fiscal year, the Fund paid monthly distributions of $.15 per share. These distributions equate to an annualized distribution yield of 9.0% relative to the Fund's initial offering price of $20 per share. For further comparison, as of December 31, 2006, the DJIA had an annualized dividend yield of 2.15%.

For more detail with regard to the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the fiscal year.

After a strong start to 2006, during which the U.S. Gross Domestic Product ("GDP") grew by 5.6% in the first quarter and 2.6% in the second quarter, economic growth slowed in the second half of the year. Third quarter GDP growth was 2.0% and projections for the fourth quarter ranged from 2.0% to 2.5%. The slowing economy is an indicator that the Federal Reserve Board (the "Fed") may have successfully engineered an economic soft landing and has thus ended its two-year interest rate tightening policy.

Equity markets reacted positively to the possibility of an economic soft landing, rallying strongly during the third and fourth quarters, when it became apparent that the Fed ended its interest rate tightening, and the economy, while slowing, continued growing at respectable long-term rates. For the year, the broad market, as represented by the Standard & Poor's 500(R) Index ("S&P 500(R) Index"), was up 15.79%. Of that 15.79%, 12.74% came during the second half of the year as stocks reacted positively to the potential for a soft landing.

Commodity prices, particularly energy, were an important driver of returns during the year. From December 31, 2005 to July 31, 2006, crude oil prices rose $13.36 per barrel as strong global economic growth and concerns about Middle Eastern supply tightened the global supply. While tensions continued in the Middle East through the fourth quarter, supply concerns eased, resulting in a reduction of crude oil prices by $13.35 per barrel, providing a net increase of $0.01 per barrel for the year. This volatility acted as a headwind during the first half of the year and a strong tailwind during the second half.

How did you manage the portfolio during the period?

The Fund invests in the 30 stocks in the DJIA and then writes options on approximately 50% of each individual stock to generate cash-flow, effectively monetizing a portion of each stock's potential for capital appreciation. During the first quarter, the Fund sold a series of one-month call options struck 1% out-of-the-money on 45% to 50% of each individual stock in the DJIA. The out-of-the-money call options and low overwrite percentage (below 50%), allowed the Fund to participate in a portion of the appreciation of the DJIA. During the second and third quarters, the Fund moved to a staggered option expiration structure with one-month, two-month and three-month options each overwriting 18% to 20% of the Fund's holding of each individual stock in the DJIA. The staggered option positions and higher cumulative overwrite percentage were designed to take advantage of higher levels of implied volatility, reduced expectations for

BXD is a service mark of the Chicago Board Options Exchange.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006    3

A Discussion With Your Fund's Portfolio Manager (concluded)

global growth, and the simultaneous slowing of the U.S. equity markets.

As the summer unfolded, it became evident that the U.S. economy was slowing. However, the negative impact of the slowing U.S. economy was more than offset by the apparent end of the Fed's interest rate tightening campaign. Equity markets responded to the new paradigm (slower growth without anticipated rate hikes) by rallying strongly during the second half of the year. In order to more fully participate in the resumption of favorable equity markets, the Fund moved back to one-month out-of-the-money call options on approximately 45% of its equity holdings.

How would you characterize the Fund's position at the close of the period?

The Fund is appropriately positioned for 2007. The portfolio of stocks is fully invested at DJIA weightings. The option portfolio is overwriting approximately 46% of each underlying stock on a pro-rata basis with a laddered portfolio of expiration dates sold approximately 1% out of the money. Given this portfolio structure, we feel confident that the portfolio is well positioned to meet its investment objectives.

Rob A. Guttschow
Portfolio Manager

January 16, 2007

Standard & Poor's 500 is a registered trademark of the McGraw-Hill Companies.


4       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Schedule of Investments as of December 31, 2006

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--12.8%
                Boeing Co.                                150,423      $ 13,363,579
                Honeywell International, Inc.             150,423         6,805,137
                United Technologies Corp.                 150,423         9,404,446
                                                                       ------------
                                                                         29,573,162
-----------------------------------------------------------------------------------
Automobiles--2.0%
                General Motors Corp.                      150,423         4,620,995
-----------------------------------------------------------------------------------
Beverages--3.1%
                The Coca-Cola Co.                         150,423         7,257,910
-----------------------------------------------------------------------------------
Chemicals--3.2%
                E.I. du Pont de Nemours & Co.             150,423         7,327,104
-----------------------------------------------------------------------------------
Computers & Peripherals--9.0%
                Hewlett-Packard Co.                       150,423         6,195,923
                International Business Machines Corp.     150,423        14,613,594
                                                                       ------------
                                                                         20,809,517
-----------------------------------------------------------------------------------
Consumer Finance--3.9%
                American Express Co.                      150,423         9,126,163
-----------------------------------------------------------------------------------
Diversified Financial Services--6.8%
                Citigroup, Inc.                           150,423         8,378,561
                JPMorgan Chase & Co.                      150,423         7,265,431
                                                                       ------------
                                                                         15,643,992
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--4.8%
                AT&T, Inc.                                150,423         5,377,622
                Verizon Communications, Inc.              150,423         5,601,753
                                                                       ------------
                                                                         10,979,375
-----------------------------------------------------------------------------------
Food & Staples Retailing--3.0%
                Wal-Mart Stores, Inc.                     150,423         6,946,534
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.9%
                McDonald's Corp.                          150,423         6,668,252
-----------------------------------------------------------------------------------
Household Products--4.2%
                The Procter & Gamble Co.                  150,423         9,667,686
-----------------------------------------------------------------------------------
Industrial Conglomerates--7.5%
                3M Co.                                    150,423        11,722,464
                General Electric Co.                      150,423         5,597,240
                                                                       ------------
                                                                         17,319,704
-----------------------------------------------------------------------------------
Insurance--4.7%
                American International Group, Inc.        150,423        10,779,312
-----------------------------------------------------------------------------------
Machinery--4.0%
                Caterpillar, Inc.                         150,423         9,225,443
-----------------------------------------------------------------------------------
Media--2.2%
                Walt Disney Co.                           150,423         5,154,996
-----------------------------------------------------------------------------------
Metals & Mining--2.0%
                Alcoa, Inc.                               150,423         4,514,194
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--5.0%
                Exxon Mobil Corp.                         150,423        11,526,914
-----------------------------------------------------------------------------------
Pharmaceuticals--8.8%
                Johnson & Johnson                         150,423         9,930,927
                Merck & Co., Inc.                         150,423         6,558,443
                Pfizer, Inc.                              150,423         3,895,956
                                                                       ------------
                                                                         20,385,326
-----------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--1.3%
                Intel Corp.                               150,423         3,046,066
-----------------------------------------------------------------------------------
Software--1.9%
                Microsoft Corp.                           150,423         4,491,631
-----------------------------------------------------------------------------------
Specialty Retail--2.6%
                Home Depot, Inc.                          150,423         6,040,988
-----------------------------------------------------------------------------------
Tobacco--5.6%
                Altria Group, Inc.                        150,423        12,909,302
                                                                       ------------
                Total Investments
                (Cost--$193,866,940)--101.3%                            234,014,566
===================================================================================

                                                        Number of
                Options Written                         Contracts
===================================================================================
Call Options Written
                3M Co., expiring January 2007 at
                  USD 80.04, Broker UBS Warburg               700           (31,780)
                AT&T, Inc., expiring January 2007 at
                  USD 35.61, Broker UBS Warburg               700           (43,960)
                Alcoa, Inc., expiring January 2007 at
                  USD 30.502, Broker Banc of America          700           (21,792)
                Altria Group, Inc., expiring January
                  2007 at USD 86.779,
                  Broker Deutsche Bank AG                     700           (55,090)
                American Express Co., expiring
                  January 2007 at USD 59.489,
                  Broker Banc of America                      700          (100,365)
                American International Group, Inc.,
                  expiring January 2007 at USD 70.55,
                  Broker UBS Warburg                          700           (98,350)
                Boeing Co., expiring January 2007 at
                  USD 88.82, Broker UBS Warburg               700           (79,800)
                Caterpillar, Inc., expiring January 2007
                  at USD 62.22, Broker UBS Warburg            700           (24,500)
                Citigroup, Inc., expiring January 2007
                  at USD 50.06,
                  Broker Deutsche Bank AG                     700          (399,854)
                The Coca-Cola Co., expiring January
                  2007 at USD 49.33,
                  Broker BNP Paribas                          700            (7,700)
                E.I. du Pont de Nemours & Co., expiring
                  January 2007 at USD 48.68,
                  Broker Deutsche Bank AG                     700           (34,468)
                Exxon Mobil Corp., expiring January
                  2007 at USD 77.759,
                  Broker Deutsche Bank AG                     700           (77,455)
                General Electric Co., expiring January
                  2007 at USD 35.55,
                  Broker UBS Warburg                          700          (121,380)
                General Motors Corp., expiring January
                  2007 at USD 30.44,
                  Broker UBS Warburg                          700           (59,920)
                Hewlett-Packard Co., expiring January
                  2007 at USD 40.07,
                  Broker UBS Warburg                          700          (101,990)


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006    5

Schedule of Investments (concluded)

                                                        Number of
                Options Written                         Contracts          Value
===================================================================================
Call Options Written (continued)
                Home Depot, Inc., expiring January
                  2007 at USD 39.5,
                  Broker UBS Warburg                          700      $    (77,280)
                Honeywell International, Inc., expiring
                  January 2007 at USD 42.278,
                  Broker JPMorgan Chase                       700          (217,700)
                Intel Corp., expiring January 2007 at
                  USD 20.91, Broker UBS Warburg               700           (14,000)
                International Business Machines Corp.,
                  expiring January 2007 at USD 95.72,
                  Broker BNP Paribas                          700          (187,600)
                JPMorgan Chase & Co., expiring
                  January 2007 at USD 48.08,
                  Broker BNP Paribas                          700           (53,200)
                Johnson & Johnson, expiring January
                  2007 at USD 66.12,
                  Broker UBS Warburg                          700           (47,530)
                McDonald's Corp., expiring January
                  2007 at USD 44.03,
                  Broker BNP Paribas                          700           (54,600)
                Merck & Co., Inc., expiring January
                  2007 at USD 43.945,
                  Broker Deutsche Bank AG                     700           (44,086)
                Microsoft Corp., expiring January 2007
                  at USD 30.289,
                  Broker Deutsche Bank AG                     700           (26,719)
                Pfizer, Inc., expiring January 2007 at
                  USD 26.462, Broker Banc of America          700           (24,505)
                The Procter & Gamble Co., expiring
                  January 2007 at USD 65.044,
                  Broker Deutsche Bank AG                     700           (18,291)
                United Technologies Corp., expiring
                  January 2007 at USD 63.104,
                  Broker Banc of America                      700           (73,556)
                Verizon Communications, Inc., expiring
                  January 2007 at USD 37.03,
                  Broker UBS Warburg                          700           (38,080)
                Wal-Mart Stores, Inc., expiring January
                  2007 at USD 46.55,
                  Broker Deutsche Bank AG                     700           (43,008)
                Walt Disney Co, expiring January 2007
                  at USD 33.22, Broker UBS Warburg            700           (87,921)
-----------------------------------------------------------------------------------
                Total Options Written
                (Premiums Received--$1,956,661)--(1.0%)                  (2,266,480)
===================================================================================
                Total Investments, Net of Options Written
                (Cost--$191,910,279*)--100.3%                           231,748,086

                Liabilities in Excess of Other Assets--(0.3%)              (740,629)
                                                                       ------------
                Net Assets--100.0%                                     $231,007,457
                                                                       ============
-----------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 191,914,012
                                                                  =============
      Gross unrealized appreciation ...............               $  42,095,992
      Gross unrealized depreciation ...............                  (2,261,918)
                                                                  -------------
      Net unrealized appreciation .................               $  39,834,074
                                                                  =============

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.



6       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Statement of Assets, Liabilities and Capital

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Investments in unaffiliated securities, at value (identified
                   cost--$193,866,940)....................................................                            $ 234,014,566
                  Dividends receivable ...................................................                                  312,504
                  Prepaid expenses and other assets ......................................                                   12,245
                                                                                                                      -------------
                  Total assets ...........................................................                              234,339,315
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                  Options written, at value (premiums received--$1,956,661) ..............                                2,266,480
                  Bank overdraft .........................................................                                  714,232
                  Payables:
                     Investment adviser ..................................................       $     158,468
                     Options written .....................................................              92,120              250,588
                                                                                                 -------------
                  Accrued expenses .......................................................                                  100,558
                                                                                                                      -------------
                  Total liabilities ......................................................                                3,331,858
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets .............................................................                            $ 231,007,457
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
                  Common Stock, par value $.001, 100,000,000 shares authorized ...........                            $      11,473
                  Paid-in capital in excess of par .......................................                              194,440,176
                  Accumulated realized capital losses--net ...............................       $  (3,281,999)
                  Unrealized appreciation--net ...........................................          39,837,807
                                                                                                 -------------
                  Total accumulated earnings--net ........................................                               36,555,808
                                                                                                                      -------------
                  Total capital--Equivalent to $20.14 per share based on
                   11,472,476 shares of Common Stock outstanding (market price--$20.96) ..                            $ 231,007,457
                                                                                                                      =============

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006    7

Statement of Operations

For the Year Ended December 31, 2006

===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                  Dividends ..............................................................                            $   5,252,232
                  Interest ...............................................................                                   29,846
                  Other ..................................................................                                    4,842
                                                                                                                      -------------
                  Total income ...........................................................                                5,286,920
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment advisory fees ...............................................       $   1,984,548
                  Professional fees ......................................................              90,887
                  Licensing fees .........................................................              68,965
                  Directors' fees and expenses ...........................................              67,970
                  Transfer agent fees ....................................................              54,085
                  Accounting services ....................................................              50,320
                  Printing and shareholder reports .......................................              30,152
                  Custodian fees .........................................................              18,957
                  Listing fees ...........................................................              16,572
                  Pricing services .......................................................               1,071
                  Other ..................................................................              33,224
                                                                                                 -------------
                  Total expenses .........................................................                                2,416,751
                                                                                                                      -------------
                  Investment income--net .................................................                                2,870,169
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                  Realized gain (loss) on:
                     Investments--net ....................................................           2,096,514
                     Options written--net ................................................          (3,335,287)          (1,238,773)
                                                                                                 -------------
                  Change in unrealized appreciation/depreciation on:
                     Investments--net ....................................................          31,997,785
                     Options written--net ................................................          (1,639,742)          30,358,043
                                                                                                 ----------------------------------
                  Total realized and unrealized gain--net ................................                               29,119,270
                                                                                                                      -------------
                  Net Increase in Net Assets Resulting from Operations ...................                            $  31,989,439
                                                                                                                      =============

      See Notes to Financial Statements.


8       DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Statements of Changes in Net Assets

                                                                                                                     For the Period
                                                                                                     For the           April 29,
                                                                                                   Year Ended           2005+ to
                                                                                                   December 31,       December 31,
Increase (Decrease) in Net Assets:                                                                    2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net .................................................       $   2,870,169        $   2,116,710
                  Realized gain (loss)--net ..............................................          (1,238,773)           1,179,428
                  Unrealized appreciation--net ...........................................          30,358,043            9,479,764
                                                                                                 ----------------------------------
                  Net increase in net assets resulting from operations ...................          31,989,439           12,775,902
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                  Investment income--net .................................................          (2,865,327)          (2,024,530)
                  Realized gain--net .....................................................                  --           (3,222,654)
                  Tax return of capital ..................................................         (17,641,705)          (6,732,089)
                                                                                                 ----------------------------------
                  Net decrease in net assets resulting from dividends and
                   distributions to shareholders .........................................         (20,507,032)         (11,979,273)
                                                                                                 ----------------------------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                  Net proceeds from issuance of Common Stock .............................                  --          214,875,000
                  Offering costs, including adjustments, resulting from the
                   issuance of Common Stock ..............................................             (27,610)            (422,390)
                  Value of shares issued to shareholders in reinvestment of dividends ....           2,007,623            2,195,790
                                                                                                 ----------------------------------
                  Net increase in net assets resulting from Common Stock transactions ....           1,980,013          216,648,400
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Total increase in net assets ...........................................          13,462,420          217,445,029
                  Beginning of period ....................................................         217,545,037              100,008
                                                                                                 ----------------------------------
                  End of period ..........................................................       $ 231,007,457        $ 217,545,037
                                                                                                 ==================================

+     Commencement of operations.

      See Notes to Financial Statements.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006    9

                                                                                                                     For the Period
                                                                                                     For the           April 29,
                                                                                                   Year Ended           2005+ to
The following per share data and ratios have been derived                                          December 31,        December 31,
from information provided in the financial statements.                                                2006                2005
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of period ..................................          $   19.13          $   19.10
                                                                                                   ----------------------------
                  Investment income--net** ..............................................                .25                .19
                  Realized and unrealized gain--net .....................................               2.56                .94
                                                                                                   ----------------------------
                  Total from investment operations ......................................               2.81               1.13
                                                                                                   ----------------------------
                  Less dividends and distributions from:
                     Investment income--net .............................................               (.25)              (.18)
                     Realized gain--net .................................................                 --               (.28)
                     Tax return of capital ..............................................              (1.55)              (.60)
                                                                                                   ----------------------------
                  Total dividends and distributions .....................................              (1.80)             (1.06)
                                                                                                   ----------------------------
                  Offering costs, including adjustments resulting from the
                   issuance of Common Stock .............................................                 --****           (.04)
                                                                                                   ----------------------------
                  Net asset value, end of period ........................................          $   20.14          $   19.13
                                                                                                   ============================
                  Market price per share, end of period .................................          $   20.96          $   18.15
                                                                                                   ============================

===================================================================================================================================
Total Investment Return++
-----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share ....................................              15.54%              5.86%***@
                                                                                                   ============================
                  Based on market price per share .......................................              26.74%             (4.08%)@
                                                                                                   ============================

===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ..............................................................               1.10%              1.12%*
                                                                                                   ============================
                  Investment income--net ................................................               1.30%              1.44%*
                                                                                                   ============================

===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of period (in thousands) ..............................          $ 231,007          $ 217,545
                                                                                                   ============================
                  Portfolio turnover ....................................................                .00%@@           17.95%
                                                                                                   ============================

*     Annualized.
**    Based on average shares outstanding.
*** In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
****  Amount is less than $(.01) per share.
+     Commencement of operations.
++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.
@@ For purposes of calculating portfolio turnover of the Fund, the options written by the Fund have been classified as short-term investments because the expiration dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

      See Notes to Financial Statements.


10      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Options -- The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the index over the strike price on the expiration date of the option written. When an option expires (or the Fund enters into a closing transaction), the Fund realizes


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006   11
      a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

      Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends are declared and paid monthly. Portions of the dividends paid by the Fund during the year ended December 31, 2006 and the period April 29, 2005 to December 31, 2005 were characterized as tax returns of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(h) Bank Overdraft -- The Fund recorded a bank overdraft which resulted from management estimates of available cash.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,842 has been reclassified between accumulated distributions in excess of net investment income and paid-in capital in excess of par as a result of a permanent difference attributable to a capital infusion. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. In addition, IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an


12      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Notes to Financial Statements (concluded)

annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

Nuveen reimbursed the Fund $4,842 as a result of a trading/ administrative error.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, with BlackRock to create a new independent company. ML & Co. owns up to a 49.8% economic interest and up to a 45% voting interest in the combined company, and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. IQ remains an indirect subsidiary of ML & Co.

Effective October 2, 2006, IQ has entered into an Administrative Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the Fund's average daily net assets for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock.

Certain officers of the Fund are officers of IQ and/or ML & Co. Effective September 29, 2006, certain officers of the Fund are officers of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $0 and $18,861,485, respectively.

Transactions in options written for the year ended December 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                    Number of         Premiums
                                                    Contracts         Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ......................            24,000       $  2,418,367
Options written ..........................           211,700         22,606,298
Options expired ..........................           (95,200)       (10,074,210)
Options closed ...........................          (119,500)       (12,993,794)
                                                 ------------------------------
Outstanding call options written,
  end of year ............................            21,000       $  1,956,661
                                                 ==============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended December 31, 2006 increased by 103,006 from dividend reinvestments. Shares issued and outstanding during the period April 29, 2005 to December 31, 2005 increased by 11,250,000 from shares sold and 114,234 as a result of dividend reinvestments.

5. Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2006 and the period April 29, 2005 to December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                    4/29/2005+ -
                                                  12/31/2006         12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................         $ 2,865,327         $ 5,247,184
  Tax return of capital ................          17,641,705           6,732,089
                                                 -------------------------------
Total distributions ....................         $20,507,032         $11,979,273
                                                 ===============================

+     Commencement of operations.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ....................        $         --
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................                  --
Capital loss carryforward ...............................          (2,551,276)*
Unrealized gains -- net .................................          39,107,084**
                                                                 ------------
Total accumulated earnings -- net .......................        $ 36,555,808
                                                                 ============

* As of December 31, 2006, the Fund had a net capital loss carryforward of $2,551,276, all of which expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

6. Subsequent Event:

The Fund paid a dividend in the amount of $.15 per share on January 31, 2007 to shareholders of record on January 22, 2007.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006   13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Dow 30(SM) Premium & Dividend Income Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Dow 30(SM) Premium & Dividend Income Fund Inc. as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period April 29, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dow 30(SM) Premium & Dividend Income Fund Inc. as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period April 29, 2005 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
February 22, 2007

Fund Certification (unaudited)

In May 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the taxable ordinary income portion of the monthly distributions paid by Dow 30(SM) Premium & Dividend Income Fund Inc. during the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .........................     100.00%
Dividends Qualifying for the Dividends Received Deduction for
 Corporations .....................................................     100.00%
Interest-Related Dividends for Non-U.S. Residents .................       0.57%*
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


14      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006   15

Officers and Directors

                                                                                                    Number of IQ
                                                                                                    Advisors-
                                                                                                    Affiliate
                                                                                                    Advised Funds   Other Public
                           Position(s)  Length of                                                   and Portfolios  Directorships
                           Held with    Time                                                        Overseen        Held by
Name        Address & Age  Fund         Served**   Principal Occupation(s) During Past 5 Years      By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2005 to    Vice-Chairman, Kissinger Associates, Inc., a          7          Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present    consulting firm, since 1990.                                     Overseas Ship-
            08543-9095     the Board                                                                                holding Group,
            Age: 62                                                                                                 Inc.; Cantel
                                                                                                                    Medical Corp.;
                                                                                                                    and Diamond
                                                                                                                    Offshore
                                                                                                                    Drilling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2005 to    Professor, Columbia University Business School        7          None
Glasserman  Princeton, NJ  Chairman of  present    since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 44        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to    Retired since August 2002; Managing Director,         7          Ametek, Inc.
Kohlhagen   Princeton, NJ               present    Wachovia National Bank and its predecessors
            08543-9095                             (1992 - 2002).
            Age: 59
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2005 to    Retired since November 2004; Chairman and             7          None
Rainer      Princeton, NJ  Chairman of  present    Chief Executive Officer, OneChicago, LLC, a
            08543-9095     Nominating              designated contract market (2001 to November
            Age: 60        and                     2004); Chairman, U.S. Commodity Futures
                           Corporate               Trading Commission (1999 - 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.


16      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2005 to    IQ Investment Advisors LLC, President since April 2004; MLPF&S, Managing
M. Cox      Princeton, NJ               present    Director, Head of Global Private Client Market Investments & Origination since
            08543-9011                             2003; MLPF&S, Managing Director, Head of Structured Products Origination and
            Age: 41                                Sales (2001 - 2003); MLPF&S, Director, Head of Structured Products Origination
                                                   (1997 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; Managing
Burke       Princeton, NJ  President,   present    Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
            08543-9011     Treasurer               Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
            Age: 46        and                     (2006); First Vice President of MLIM and FAM (1997 - 2005) and Treasurer thereof
                           Secretary               (1999 - 2006); Vice President of MLIM and FAM (1990 - 1997).
------------------------------------------------------------------------------------------------------------------------------------
Martin G.   P.O. Box 9011  Chief        2006 to    IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch &
Byrne       Princeton, NJ  Legal        present    Co., Inc., Office of General Counsel, Managing Director (2006 to present), First
            08543-9011     Officer                 Vice President (2002 - 2006), Director (2000 - 2002).
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2005 to    IQ Investment Advisors LLC, Fund Chief Compliance Officer since 2004; Managing
Hiller      Princeton, NJ  Compliance   present    Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006; Chief
            08543-9011     Officer                 Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            Age: 55                                Chief Compliance Officer of MLIM (Americas Region) (2004 - 2006); Global Director
                                                   of Compliance at Morgan Stanley Investment Management (2000 - 2004); Managing
                                                   Director and Global Director of Compliance at Citigroup Asset Management (2000 -
                                                   2002); Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                   Compliance Officer at Prudential Financial (1995 - 2000); Senior Counsel in the
                                                   Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                   (1990 - 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Ferri       Princeton, NJ  President    present    Private Client Market Investments & Origination since 2006; MLPF&S, Vice
            08543-9011                             President, Global Private Client Market Investments & Origination in 2005;
            Age: 31                                MLPF&S, Vice President, Head of Global Private Client Rampart Equity Derivatives
                                                   (2004 - 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic
                                                   Analytic Development (2002 - 2004); mPower Advisors LLC, Vice President,
                                                   Quantitative Development (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President since 2005; BlackRock, Inc., Director
Fife        Princeton, NJ  President    present    since 2006; MLIM, Director (2000 - 2006); MLPF&S, Director (2000) and Vice
            08543-9011                             President (1997 - 2000).
            Age: 36
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present    Private Client Market Investments & Origination since July 2005; MLIM, Director
            08543-9011                             from 2005 to July 2005; Vice President of MLIM (1998 - 2004).
            Age: 39
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DPD


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006   17

Clarification of Fund Distribution Policy

At a meeting held on March 7, 2006, the Board of Directors of the Fund approved certain changes to the Fund's distribution policy. The intent of the change was to clarify and standardize the Fund's distribution policy with the distribution policies of other registered funds advised by IQ Investment Advisors LLC that operate in a similar manner. The revised statement of the Fund's distribution policy is intended to clarify that the Fund attempts to maintain a relatively stable level of monthly distributions and that the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current month net investment income. The revised policy does not reflect any intention on the part of the Fund or IQ Investment Advisors LLC to manage the Fund in a different manner or to change the current distribution payment policy of the Fund. The Fund's original statement of its distribution policy and the revised statement of the policy are both reproduced below.

Former Distribution Policy

The Fund intends to distribute to its stockholders any investment income earned by the Fund on a monthly basis. It is anticipated that the premiums earned from writing the Options and any dividends received from the Stocks will be the Fund's main source of investment income. The Fund expects to declare its first distribution approximately 45 days following the Fund's commencement of investment operations. The Fund expects to pay this initial distribution approximately 60 days following the Fund's commencement of investment operations. In addition, the Fund will distribute its realized capital gains, if any, at least annually. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio. This dividend policy may be modified by the Board of Directors from time to time.

Revised Distribution Policy

The Fund intends to make distributions on a monthly basis. The Fund will distribute net realized capital gains, if any, at least annually. Currently, in order to maintain a relatively stable level of monthly distributions, the Fund may pay out less than all of its net investment income or pay out undistributed income or return capital in addition to current month net investment income. It is anticipated that the premiums earned from writing the Options and any dividends received from the Stocks will be the Fund's main source of distributions. The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a monthly distribution only if authorized by the Fund's Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund also may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio.


18      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


        DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2006   19

[LOGO]  IQ
        INVESTMENT
        ADVISORS                                               www.IQIAFunds.com

Dow 30(SM) Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Dow 30(SM) Premium & Dividend Income Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                 #IQDPD -- 12/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2006 - $22,200
                                  Fiscal Year Ending December 31, 2005 - $30,000

         The nature of the services include fees for professional services rendered in connection with seed audits.

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $7,200

         The nature of the services include fees for professional services rendered in connection with issuance of the letters to the underwriters in connection with the seed audits.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2006 - $6,500
                                  Fiscal Year Ending December 31, 2005 - $6,500

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2006 - $0
                                  Fiscal Year Ending December 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2006 - $1,961,000
             Fiscal Year Ending December 31, 2005 - $5,034,771

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,110,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of

                  Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006.

         (a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2004. Mr. Guttschow is Managing Director and Derivatives Overlay Manager of Nuveen Asset Management ("NAM"). He is responsible for developing and implementing derivatives-based hedging strategies for NAM and NAM's Alternative Strategies Group. Mr. Guttschow joined NAM in May 2004. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago.
                 Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

         (a)(2)  As of December 31, 2006:

                                                                                     (iii) Number of Other Accounts and
                                     (ii) Number of Other Accounts Managed             Assets for Which Advisory Fee is
                                          and Assets by Account Type                          Performance-Based
                                Other                                            Other
                             Registered      Other Pooled                      Registered       Other Pooled
(i) Name of                  Investment       Investment        Other          Investment        Investment         Other
Portfolio Manager             Companies        Vehicles        Accounts         Companies         Vehicles        Accounts
                           ------------                                       ------------
Rob A. Guttschow,
CFA                                   2                0                0                0                1                0
                           $354,170,000     $          0     $          0     $          0     $ 21,000,000     $          0

         (iv) Potential Material Conflicts of Interest

         Mr. Guttschow's simultaneous management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund's portfolio and will generally change their core equity portfolio holdings at different times.

         The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

         (a)(3) As of December 31, 2006:

         Compensation. Mr. Guttschow's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Subadviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow's investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow's compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIASM and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIASM) to evaluate Mr. Guttschow's performance, it is only one factor used in deciding upon his compensation.

         Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow's base salary.

         Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

         Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2006, Mr. Guttschow does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Premium & Dividend Income Fund Inc.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 20, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 20, 2007